[LOGO OF CREDIT SUISSE FIRST BOSTON]


This information is being provided in response to your specific request for information. The information has been provided and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

                                                              September 23, 1997

                             Preliminary Term Sheet

                             $146,745,563 (+/- 5%)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                  (Depositor)

                         WILSHIRE SERVICING CORPORATION
                                   (Servicer)

                   WILSHIRE MORTGAGE FUNDING COMPANY V, INC.
                                    (Seller)

           WILSHIRE FUNDING CORPORATION MORTGAGE-BACKED CERTIFICATES
                                SERIES 1997-WFC1






          Principal or                                          Average
            Notional                 Moody's/D&P/   Initial     Life         Last                                             Sub.
 Class       Amount       Priority      Fitch      Coupon (1)   (Yrs.) (2)  Pay (2)   Offering    Spread        Speed        Level
------------------------------------------------------------------------------------------------------------------------------------
 A-I      $46,643,595     Senior       Aaa/AAA/AAA   7.25%       2.1        11/02     Public      +100/2yr.     250 PSA (7)    25%
 A-II      35,582,447     Senior       Aaa/AAA/AAA   7.68        2.8 (3)    10/04 (3) Public    +110 BEEM (5)   25 CPR  (7)    25%
A-III      26,150,273     Senior       Aaa/AAA/AAA   8.87        2.9 (3)    10/04 (3) Public    7.23% yld.(6)   22 CPR  (7)    25%
  IO       67,187,974     Senior       Aaa/AAA/AAA   1.61        3.2 (4)    3/06 (4)  Public     16.50% yld.    18 CPR  (8)    25%
  PO        1,682,857     Senior       Aaa/AAA/AAA    N/A        6.1        4/27      Public      +75/interp    100 PSA (8)    25%
 M-1        8,804,734    Mezzanine      Aa2/AA/AA    7.25        8.7        4/27      Public     +155/interp    250 PSA (7)    19%
 M-2        6,603,550    Mezzanine       A2/A/A      7.25        8.7        4/27      Public     +170/interp    250 PSA (7)  14.5%
 M-3        5,136,095    Mezzanine    Baa2/BBB/BBB   7.25        8.7        4/27      Public     +200/interp    250 PSA (7)    11%
----------------------------------------------------------------------------------------------------------------------------------


         % Bonds
-----------------
 A-I       31.8%
 A-II      24.2%
A-III      17.8%
  IO         _
  PO        1.1%
 M-1        6.0%
 M-2        4.5%
 M-3        3.5%
-----------------

(1) Class A-I has a fixed pass-through rate, Classes M-1, M-2 and M-3 are fixed pass-through rates subject to a blended WAPT rate and all other rates are variable rates.
(2) To Maturity, based on prepayment speed, unless otherwise noted.
(3) To the Optional Call assuming that all prepayments are allocated to senior bonds until they are retired.
(4) To the Optional Call.
(5) Dollar price of 102-17.
(6) Dollar price of 104-00.
(7) Assuming 250 PSA for Pool I, 25 CPR for Pool II and 22 CPR for Pool III.
(8) Assuming stated Speed for Pool I, 25 CPR for Pool II and 22 CPR for Pool
III.

"THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES."

Key Collateral Statistics as of September 15, 1997(1)(2)
--------------------------------------------------------


                            Wilshire 97-1                 Pool I                   Pool II                   Pool III
                     -------------------------------------------------------------------------------------------------------

Balance                     $146,745,563               $85,012,843               $35,582,447               $26,150,273

Index                                                     Fixed                      CMT                   Mixed ARMs

GWAC                            8.868%                    9.063%                    8.092%                    9.289%

Gross Margin                    2.797%                     n/a                      2.769%                    2.838%

WAM (mos.)                       245                       243                       288                       195

Seas (mos.)                       72                        65                        62                       107

Geographic                27.44% CA (South)         23.07% CA (South)         28.10% CA (South)         10.26%   MA
 Concentration            8.92%   CA (North)        8.98%   TX                9.84%   CA (North)
                          7.60%   NJ                8.92%   NJ                8.04%   NJ
                          6.98%   TX                7.90%   CA (North)        6.54%   FL
                          5.37%   MA                                          5.23%   NY
                                                                              5.23%   VA

Wtd. ALTV                    77.98%                    77.48%                    81.09%                    75.37%

Avg. Balance                $63,280                   $63,113                   $104,347                  $41,443

Loans                        2,319                     1,347                       341                       631
----------------------------------------------------------------------------------------------------------------------------

(1) Collateral statistics +/- 5%

"THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES."

This information is being provided in response to your specific request for information. The information has been provided and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representations that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.